Supplement No. ____
Name of Recipient

SKINNY NUTRITIONAL CORP.

SUPPLEMENT NO. 1
TO
CONFIDENTIAL SUBSCRIPTION AGREEMENT DATED APRIL 7, 2010

Private Sale of Securities
$250,000 Minimum - $1,500,000 Maximum

Minimum Offering Consisting of 4,166,667 Shares of Common Stock
And Warrants to Purchase 4,166,667 Shares of Common Stock

Maximum Offering Consisting of 25,000,000 Shares of Common Stock
And Warrants to Purchase 25,000,000 Shares of Common Stock

THIS SUPPLEMENT CONTAINS MATERIAL NONPUBLIC INFORMATION CONCERNING SKINNY NUTRITIONAL CORP. AND IS PREPARED SOLELY FOR THE USE OF THE OFFEREE NAMED ABOVE.  ANY USE OF THIS INFORMATION FOR ANY PURPOSE OTHER THAN IN CONNECTION WITH THE CONSIDERATION OF AN INVESTMENT IN THE SECURITIES OFFERED HEREBY MAY SUBJECT THE USER TO CRIMINAL AND CIVIL LIABILITY.

THE SECURITIES OFFERED HEREBY ARE HIGHLY SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK AND IMMEDIATE DILUTION AND MAY BE PURCHASED ONLY BY PERSONS WHO QUALIFY AS “ACCREDITED INVESTORS” UNDER RULE 501 (a) OF REGULATION D UNDER THE SECURITIES ACT.

THIS DOCUMENT HAS NOT BEEN FILED WITH OR REVIEWED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER COMMISSION OR REGULATORY AUTHORITY, AND HAS NOT BEEN FILED WITH OR REVIEWED BY THE ATTORNEY GENERAL OF ANY STATES NOR HAS ANY SUCH COMMISSION, AUTHORITY OR ATTORNEY GENERAL DETERMINED WHETHER IT IS ACCURATE OR COMPLETE OR PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Selling Agent:

PHILADEPHIA BROKERAGE CORPORATION
2 Radnor Corporate Center
100 Matsonford Road, Suite 111
Radnor, Pennsylvania 19087
Tel. (610) 975-9990

The date of this Supplement No. 1 is May 5, 2010

THIS SUPPLEMENT NO. 1 IS AN INTEGRAL PART OF, AND SHOULD BE READ IN CONJUNCTION WITH, THE CONFIDENTIAL SUBSCRIPTION AGREEMENT DATED APRIL 7, 2010 (THE “SUBSCRIPTION AGREEMENT”) OF SKINNY NUTRITIONAL CORP. (THE “COMPANY”).

THE INFORMATION PRESENTED HEREIN MAY ADD, UPDATE OR CHANGE INFORMATION IN THE SUBSCRIPTION AGREEMENT. ACCORDINGLY, THIS SUPPLEMENT NO. 1 SHOULD BE DEEMED PART OF AND READ IN CONJUNCTION WITH THE SUBSCRIPTION AGREEMENT. EXCEPT AS SPECIFICALLY SET FORTH OR MODIFIED BY THIS SUPPLEMENT NO. 1, THE TERMS AND PROVISIONS OF THE OFFERING AND OTHER RELEVANT INFORMATION AS SET FORTH IN THE SUBSCRIPTION AGREEMENT SHALL REMAIN IN PLACE AND WILL NOT BE CHANGED.

THE INFORMATION IN THIS SUPPLEMENT NO. 1 IS CURRENT ONLY AS OF THE DATE ON THE COVER AND MAY CHANGE ANY TIME HEREAFTER. THIS SUPPLEMENT DOES NOT CONSTITUTE AN OFFER OR SOLICITATION IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS UNLAWFUL. ANY DISTRIBUTION OR REPRODUCTION OF ALL OR ANY PART OF THIS SUPPLEMENT OR THE DIVULGENCE OF ITS CONTENTS IS UNAUTHORIZED. BY ACCEPTING DELIVERY OF THIS SUPPLEMENT, THE RECIPIENT AGREES TO THE FOREGOING.

THE PURPOSE OF THIS SUPPLEMENT IS TO NOTIFY EXISTING AND PROSPECTIVE SUBSCRIBERS TO THE SECURITIES OF THE COMPANY OF THE INFORMATION DESCRIBED HEREIN UNDER THE HEADING “SUPPLEMENTAL INFORMATION.” ALL PROSPECTIVE SUBSCRIBERS TO THE OFFERING, TOGETHER WITH THEIR ADVISORS, SHOULD CAREFULLY REVIEW THIS SUPPLEMENT NO. 1 AND THE SUBSCRIPTION AGREEMENT PRIOR TO ANY DECISION TO PURCHASE SECURITIES.  PROSPECTIVE SUBSCRIBERS SHOULD NOT CONSTRUE THE CONTENTS OF THIS SUPPLEMENT OR THE SUBSCRIPTION AGREEMENT AS LEGAL, TAX OR FINANCIAL ADVICE. EACH PROSPECTIVE SUBSCRIBER IN THE COMPANY SHOULD CONSULT THEIR OWN PROFESSIONAL ADVISERS AS TO THE LEGAL, TAX OR FINANCIAL CONSEQUENCES OR OTHER MATTERS RELEVANT TO THE SUITABILITY OF INVESTING IN THE SECURITIES.

THIS SUPPLEMENT IS NOT INTENDED TO BE, AND IS NOT, COMPLETE AND IS SUBJECT TO, AND QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MORE DETAILED DESCRIPTION OF THE OFFERING AND OTHER RELEVANT INFORMATION SET FORTH IN THE SUBSCRIPTION AGREEMENT, ANY APPENDICES, EXHIBITS OR ADDITIONAL SUPPLEMENTS THERETO, INCLUDING, WITHOUT LIMITATION, THE NOTICES, DISCLAIMERS AND RISK FACTORS INCLUDED THEREIN.

INTRODUCTION

This Supplement Number 1 (“Supplement No. 1”) to the Confidential Subscription Agreement dated April 7, 2010 (the “Subscription Agreement”) of Skinny Nutritional Corp. (the “Company”) amends and supplements the Subscription Agreement as provided for herein.  This Supplement No. 1 should be read together with the original Subscription Agreement. Capitalized terms used in this Supplement No. 1 without definition have the same meaning specified therefore in the original Subscription Agreement.

SUPPLEMENTAL INFORMATION

Status of Offering

As of the date of this Supplement No. 1, the Company, pursuant to the terms of the Subscription Agreement, has accepted subscriptions of $1,215,000 for an aggregate of 20,249,997 shares of Common Stock and 20,249,997 Warrants. Net proceeds from such sales of the Securities, after payment of offering expenses and commissions, are approximately $1,055,000.

Amendment of Offering

The Subscription Agreement is hereby amended as follows:

The Company and Philadelphia Brokerage Corp. (the “Selling Agent”) have agreed to increase the Maximum Offering to $2,000,000 of Securities from $1,500,000 of Securities.

Accordingly, if the Maximum Offering amount is sold, the Company would issue an additional $500,000 of Securities, or 8,333,333 additional shares of Common Stock and 8,333,333 additional Warrants. Therefore, if the Maximum Offering amount is subscribed for, the total amount of Securities which the Company may issue in the Offering is 33,333,333 Common Shares and 33,333,333 Warrants. In addition, the total compensation payable to the Selling Agent will be increased proportionately to reflect the increase in the Maximum Offering, such that if the Maximum Offering is subscribed for, the Selling Agent will receive total commissions of $200,000 and will be issued 3,333,333 Agent Warrants.

Reconfirmation

To the extent a signatory of this Supplement No. 1 has previously subscribed for Securities of the Company, the undersigned hereby acknowledges receipt of this Supplement No. 1, has read and understands the foregoing and reconfirms its subscription in full for the Securities pursuant to the Subscription Agreement that the undersigned has previously executed, as amended hereby

If the recipient has not previously subscribed for Securities, the undersigned, by its signature to this Supplement No. 1, acknowledges receipt of this Supplement No. 1, has read and understands the foregoing and agrees to the terms of the Offering as set forth in the Subscription Agreement and as amended hereby.

Your attention is directed to the Subscription Agreement for additional information concerning the subscription procedures.

Please acknowledge your receipt of this Supplement No. 1 and confirm your agreement to subscribe for Securities of the Company by signing this Supplement No. 1 on the following signature page and returning the same to me.  Please call me in the event you have any questions.

Very truly yours,

Skinny Nutritional Corp.

Donald J. McDonald,
Chief Financial Officer

ACKNOWLEDGMENT

The undersigned subscriber acknowledges receipt of this Supplement No. 1 and confirms its subscription for Securities of the Company on the terms and conditions stated herein. This acknowledgment should be returned with your Subscription Agreement.

Dated as of ____________ __, 2010

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